Exhibit 99.1



Parkway Acquisition Corp.

Holding Company for Skyline National Bank

Presentation to Raymond James Emerging Bank Symposium

September 5, 2019

Blake Edwards

President & Chief Executive Officer

bedwards@skylinenationalbank.com

276.773.2811

Jonathan Kruckow

Executive Vice President & Virginia State President

jkruckow@skylinenationalbank.com

540.250.0280

Milo Cockerham

Executive Vice President & Chief Retail Banking Officer

mcockerham@skylinenationalbank.com

276.773.1107

Forward Looking Statement Disclaimer

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements of expectations regarding our future results and performance, including expectations regarding the merger with Great State Bank, future plans and strategies, and any other statements that are not historical facts. Forward-looking statements are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. These forward-looking statements involve risk and uncertainty, and a variety of facts could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: the risk that the business of Great State Bank will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in our market area; the implementation of new technologies; the ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures: This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles, or GAAP. These non-GAAP financial measures include adjusted results of operations, return on average assets, and return on average equity, excluding certain non-recurring items, as well as book value excluding goodwill and other intangible assets. We believe that these non-GAAP financial measures allow management, as well as certain investors, to evaluate our current and future financial performance and facilitates comparisons with other banks. The non-GAAP financial measures included in this presentation do not replace the presentation of our GAAP financial results. These measurements provide supplemental information to assist investors in analyzing our financial position and results of operations. We have chosen to provide this information to investors to enable them to perform meaningful comparisons of past, present and future operating results and as a means to emphasize the results of core ongoing operations. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation.

Always our Best



Highlights:

- Growing community bank
  - Assets: $680 million
  - Net Loans: $546 million
  - Deposits: $599 million
  - Network: 20 branches, 4 LPOs
- Ticker: PKKW (OTC QX)
- Market Cap: $74.0 million as of 8/29/2019
- #1 Deposit share in home counties of Grayson and Floyd, Virginia

History:

- 1900 - The Bank of Grayson opens for business
- 1916 - National charter granted and name changes to Grayson County National Bank
- 1955 - Bank becomes The Grayson National Bank
- 2015 - Parkway Acquisition Corp. formed
- 2016 - Strategic merger with The Bank of Floyd
- 2017 - Combined company rebranded as Skyline National Bank
- 2018 - Acquisition of Great State Bank in Wilkesboro, NC

Investment Rationale

- Unrecognized value – discount to peer institutions
- Improved scale and geography
  - 2016 MOE – Roanoke MSA
  - 2018 Acquisition – Increased NC presence in contiguous markets
- Organic growth opportunities available as the branch network is expanded
- Acquisition opportunities available in contiguous markets
- Growth potential for "True" community bank:
  - Large banks exiting markets (Wells Fargo, Bank of America, SunTrust, and BB&T)
  - Consolidation of local community banks into larger regional banks (Capital, Pinnacle, BNC, Union, and FNB of PA)
- Strong financial performance
- Good asset quality – diverse loan portfolio
- Low-cost core deposit base – high NIM
- Pricing Power = Yield
- Proven management team
  - Depth with built-in succession
  - M&A experience – 2 deals in 3 years



Price / TBV
102%
119%
123%
116%
127%
PKKW
Virginia
North Carolina
Southeast
National



Price / LTM Earnings(1)
10.5x
13.8x
15.1x
13.9x
13.1x
PKKW
Virginia
North Carolina
Southeast
National

PERFORMANCE TRUST CAPITAL PARTNERS

Source: S&P Global Market Intelligence; financial data as of June 30, 2019; market data as of August 26, 2019; includes publicly traded banks on the OTC, OTC Pink, OTCQX, OTCQB, OTCBB, NASDAQ, NYSE, and NYSEAM exchanges with total assets between $500MM and $1B; chart data shown above is calculated using averages

(1) PKKW Price / LTM Earnings multiple uses Q2 net income annualized (to simulate the exclusion of merger costs in Q3 and Q4 of 2018)

Exurb and Rural Market Opportunities

Current Markets

Roanoke / Blacksburg / NRV
- Healthcare- Carillion Clinic, Lewis Gale Hospitals
- Education- Virginia Tech, Radford University, Roanoke College
- Industry- Ballast Point, Northfolk Southern, Volvo, PepsiCo

Boone / Wilkes / Yadkin / Ashe
- Healthcare- Appalachian Regional Healthcare System
- Education- Appalachian State University
- Industry- Tyson, Lowes, GE Aviation, Unifi, Lydall

Independence / Floyd
- Skyline National Bank origin
- #1 Deposit share in home counties
- Largely a small business and retail market
- Provide a rural, low-cost deposit base

Future Markets

Hickory
- Healthcare- Catawba Valley Healthcare / Frye Regional
- Education- Lenoir Rhyne University
- Industry- Apple & Google data centers, MDI, CommScope

Winston-Salem
- Healthcare- Novant Health / Wake Forest Baptist
- Education- Wake Forest University, Winston Salem State, Salem College
- Industry- Lowe's Foods, Hanesbrands Inc., Reynold's American, BB&T

North Carolina State Chartered Banks

2008 - 92 Banks → 2019 - 31 Banks



Roanoke
Winston-Salem
Greensboro
Hickory
Charlotte
Lynchburg
Danville
Durham
Chapel Hill
Raleigh
High Point
Concord
Gastonia
Green: Grayson National Bank
Orange: Bank of Floyd
Red: Great State Bank
Teal: Skyline National Bank

Condensed Balance Sheets

As of June 30, 2019

- Parkway annualized growth rate on loans of over 12% for MRQ
- Loan-to-Deposit ratio of 91.2%
- Remaining credit mark of $4.0 million on loans acquired in two mergers
- Minimal foreclosed assets, none at June 30, 2019
- High percentage of noninterest-bearing deposits 27%
- Strong on-balance sheet liquidity position
- No borrowings or brokered deposits
- Increasing capital ratios with dividend payments – Payout ratio of approx. 22%

(in thousands except per share data)	June 30, 2019	March 31, 2019	December 31, 2018	June 30, 2018
Assets				
Cash and Cash Equivalents	$ 33,062	$ 38,696	$ 40,007	$ 14,763
Investment Securities	43,150	46,660	47,481	47,856
Loans, net	546,002	529,978	532,970	429,499
Core Deposit Intangible	3,455	3,673	3,892	1,905
Goodwill	3,257	3,257	3,198	-
Foreclosed Assets	-	-	753	410
Other Assets	51,398	51,156	51,983	49,833
Total Assets	$ 680,324	$ 673,420	$ 680,284	$ 544,266
Liabilities				
Deposits	$ 598,703	$ 593,555	$ 601,868	$ 474,983
Borrowings	-	-	-	8,906
Other Liabilities	2,580	2,757	2,794	2,355
Total Liabilities	601,283	596,312	604,662	486,244
Stockholders' Equity	79,041	77,108	75,622	58,022
Total Liabilities and Equity	$ 680,324	$ 673,420	$ 680,284	$ 544,266
BV per Common Share	$ 12.76	$ 12.41	$ 12.17	$ 11.56
TBV per Common Share	$ 11.68	$ 11.29	$ 11.03	$ 11.18

Condensed Income Statements



Net Interest Margin
5.00%
4.50%
4.00%
3.50%
3.00%
3.50%
3.99%
4.19%
4.44%
4.54%
2015
2016
2017
2018
YTD 2019



Efficiency Ratio
95.00%
85.00%
75.00%
65.00%
89.20%
82.40%
77.03%
82.42%
70.73%
2015
2016
2017
2018
YTD 2019

	Three Months Ended		Six Months Ended	
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Interest Income	$ 7,600	$ 5,618	$ 15,139	$ 11,066
Interest Expense	680	404	1,270	765
Provision for Loan Losses	276	91	514	145
Total Noninterest Income	1,260	1,261	2,332	2,224
Merger Related Expenses	-	299	-	497
Other Noninterest Expense	5,758	4,842	11,459	9,345
Net Income Before Taxes	2,146	1,243	4,228	2,538
Income Taxes	411	244	828	525
Net Income	$ 1,735	$ 999	$ 3,400	$ 2,013
Profitability Ratios (%) - As Reported				
Net Interest Margin (%)	4.51	4.29	4.54	4.24
ROAA (%)	1.03	0.73	1.02	0.73
ROATE (%)	9.78	7.20	9.75	7.32
Efficiency Ratio (%)	70.39	79.40	70.73	78.58
Profitability Ratios - Excluding Tax-Adjusted Merger Related Expenses				
Net Interest Margin (%)	4.51	4.29	4.54	4.24
ROAA (%)	1.03	0.96	1.02	0.93
ROATE (%)	9.78	9.35	9.75	9.12
Efficiency Ratio (%)	70.39	74.78	70.73	74.61

Loan Portfolio

Data as of June 30, 2019

- Diverse portfolio – by loan type, industry, and geography
- 59% variable – 41% fixed
- Weighted average yield of 5.29%
- Granular small business and retail portfolio:
  - Average balance 1-4 family RE is $70,214
  - Average balance CRE loans is $261,538
  - Locally focused lenders
  - Participations limited by policy (approximately 4% of total portfolio)
  - Multi-family includes student housing at VT, RU, and ASU
- Commercial Real Estate (32% of portfolio):
  - 53% of CRE portfolio is Owner Occ
  - Low percentage in retail and hotels
- $4.0 million remaining credit mark on acquired loans


C&D
6%
1-4 Family
38%
Multi-family
7%
CRE
32%
C&I
6%
Other
11%

Data as of June 30, 2019

Deposit Mix

Data as of June 30, 2019

- Cost of funds: 44 bps
  (FDIC peer group average 1.12 bps)
- Core deposits to total deposits: 83%
  (FDIC peer group average 77%)
- Core deposits to total assets: 94%
- Noninterest-bearing deposits: 27%
- No brokered deposits or internet-based funding
- Well positioned with competitive deposit products, including Online and Mobile Banking options
- Online deposit account opening introduced June 2019
- Health Savings Accounts (HSA) introduced July 2019



CDs > $250K
6%
Noninterest
DDAs
27%
Interest-bearing
DDAs, Money
Markets, Savings
13%
Money Market
9%
Savings
20%
CDs < $250K
25%

Data as of June 30, 2019

Stock Performance

- Current Shares Outstanding: 6,193,275 at 6/30/2019
- Current Price: $11.95 (as of 8/29/2019)
- TBV: $11.68 (as of 6/30/2019)
- Price/TBV: 102%
- Shareholder Base:
  - @ 1,675 registered holders
  - Largely retail
  - 3 of top 5 shareholders are represented on the board
  - Added PKKW stock as a 401k investment option in 2018
  - Share repurchase plan authorized and implemented in 2019



Price Performance Since Trading on the OTC Exchange (8/31/2016)
PKKW 47.5%
SNL Southeast U.S. Bank 42.1%
S&P 500 33.0%
Russell 2000 19.0%
NASDAQ Bank 12.6%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
08/31/16
11/30/16
02/28/17
05/31/17
08/31/17
11/30/17
02/28/18
05/31/18
08/31/18
11/30/18
02/28/19
05/31/19

PERFORMANCE TRUST CAPITAL PARTNERS

Source: S&P Global Market Intelligence; financial data as of June 30, 2019; market data as of August 28, 2019

Selected Public Peer Group

- **Headquarters:** Virginia & North Carolina
- **Total Assets:** $500M - $1.0B
- **LTM ROAA:** 0.50% to 2.00%
- **Excludes Merger Targets**

					Price /					Capital Ratios		LTM Operating Metrics				Asset Quality	
Ticker	Company Name	Total Assets ($MMs)	Closing Price ($)	Market Cap. ($MMs)	Tang. Book (%)	LTM EPS (x)	52 Week Change (%)	30-Day Avg. Vol.	Div. Yield (%)	TE / TA (%)	Lev. Ratio (%)	LTM ROAA (%)	LTM ROATE (%)	LTM NIM (%)	Effcy. Ratio (%)	NPAs / Assets (%)	LLR / Loans (%)
CPKF	Chesapeake Financial Shares, Inc.	934	26.70	109.8	108	9.6x	(16.6)	1,397	2.17	10.9	10.9	1.32	12.27	3.54	75.1	0.96	1.00
EFSI	Eagle Financial Services, Inc.	834	31.00	105.8	115	12.4x	(16.2)	647	3.23	11.1	10.8	1.08	9.86	4.05	67.4	0.83	0.79
FMBM	F & M Bank Corp.	807	26.31	83.5	103	12.3x	(28.9)	1,966	3.80	11.1	11.4	1.08	9.43	4.58	69.3	2.41	0.85
FXNC	First National Corporation	778	18.99	94.3	130	10.8x	(12.7)	1,272	1.90	9.3	10.0	1.23	14.54	3.98	65.2	0.23	0.87
UBNC	Union Bank	777	14.81	88.6	129	12.7x	(5.5)	1,873	1.32	9.0	8.9	0.92	11.89	3.83	65.8	0.09	0.87
BRBS	Blue Ridge Bankshares, Inc.	722	20.40	88.7	153	14.0x	2.0	1,259	2.79	8.3	8.1	0.92	11.44	3.66	75.7	0.74	0.79
FBSS	Fauquier Bankshares, Inc.	718	20.62	78.1	122	13.2x	(13.3)	1,986	2.33	8.9	9.4	0.88	10.08	3.80	75.4	0.92	0.99
BMBN	Benchmark Bankshares, Inc.	702	19.00	95.6	131	10.8x	(10.2)	634	3.05	9.5	10.2	1.43	13.26	4.60	64.6	0.54	1.04
BOTJ	Bank of the James Financial Group, Inc.	690	14.52	63.6	107	11.8x	(9.3)	2,513	1.65	8.6	9.3	0.81	9.69	3.83	73.7	0.92	0.84
VABK	Virginia National Bankshares Corporation	634	36.01	96.8	132	13.8x	(17.8)	2,973	3.33	11.6	11.5	1.13	10.36	3.76	61.7	0.40	0.92
UWHR	Uwharrie Capital Corp	627	4.90	34.5	93	12.6x	(12.3)	488	-	7.7	8.9	0.54	8.23	3.44	86.4	0.90	0.58
HLND	Highlands Bankshares, Inc.	612	7.45	61.5	116	19.3x	0.7	9,568	-	9.8	9.2	0.62	7.40	3.88	75.0	2.61	0.94
VBFC	Village Bank and Trust Financial Corp.	537	34.44	50.0	125	13.8x	1.0	674	-	7.4	9.4	0.67	9.20	3.76	79.1	2.05	0.70
	25th Percentile	**631**	**14.67**	**62.5**	**108**	**11.3**	**(16.4)**	**661**	**0.66**	**8.4**	**9.0**	**0.74**	**9.31**	**3.71**	**65.5**	**1.50**	**0.97**
	Median	**718**	**20.40**	**88.6**	**122**	**12.6**	**(12.3)**	**1,397**	**2.17**	**9.3**	**9.4**	**0.92**	**10.08**	**3.83**	**73.7**	**0.90**	**0.87**
	75th Percentile	**793**	**28.85**	**96.2**	**130**	**13.8**	**(2.4)**	**2,250**	**3.14**	**11.0**	**10.9**	**1.18**	**12.08**	**4.02**	**75.6**	**0.47**	**0.79**
PKKW	**Parkway Acquisition Corp.**	**680**	11.90	73.5	102	12.3x	(8.5)	3,433	2.02	10.7	10.7	0.89	9.80	4.59	68.1	1.54	0.69
PKKW	**Parkway Acquisition Corp.**(1)	**680**	11.90	73.5	102	**10.6x**	(8.5)	3,433	2.02	10.7	10.7	**1.07**	**10.40**	4.56	68.8	1.54	0.69

PERFORMANCE TRUST CAPITAL PARTNERS

Source: SNL Financial; financial data as of 06/30/2019; market data as of 08/23/2019; bank-level financials used where consolidated not available

(1) Q2 2019 annualized financials

Moving Forward

- Quality
- Growth
  - Organic
  - LPOs
  - Branch expansion
  - Small bank acquisition
- Performance



Leadership

- Board of Directors
  - 14 Members *(annual terms)*
  - Independent Chair & Vice-Chair
  - 7 Committees
- Management Team
  - Market knowledge
  - Complimentary skills in core functions
  - Depth, succession in place
- Associates
  - "Always our Best" culture
  - Connected to our communities
  - Internship program for future talent
- Key Partners
  - Legal: Williams Mullen, Richmond
  - Legal: Gentry Locke, Roanoke
  - Audit Firm: Elliott Davis, Charlotte
  - Transfer Agent: Computershare
  - Core System: FiServ
  - Independent Loan Review: Risk Management Group, Charlotte

			Age	*Experience*
Thomas Jackson	Chairman of the Board	Hampden Sydney College, College of William and Mary, J.D.	61	17
James Shortt	Vice-Chairman of the Board	Virginia Tech, University of Richmond, J.D.	56	7
Blake Edwards	Chief Executive Officer	Radford University	54	28
Lori Vaught	Chief Financial Officer	Radford University	46	24
Beth Worrell	Chief Risk Officer	Emory and Henry College	45	23
Mary Tabor	Chief Credit Officer	Virginia Tech	55	31
Rodney Halsey	Chief Operations Officer	Appalachian State University	50	27
Jonathan Kruckow	VA State President	Virginia Tech	35	13
Milo Cockerham	Chief Retail Banking Officer	Emory and Henry College	32	10
Greg Edwards	NC State President	Appalachian State University	62	40

Parkway Acquisition Corp.

Holding Company for Skyline National Bank

Questions?

"You'll always receive our best, and that's a promise."

Blake Edwards, President and CEO – 276-773-2811 – bedwards@skylinenationalbank.com
Jonathan Kruckow, Business Banking – 540-250-0280 – jkruckow@skylinenationalbank.com
Milo Cockerham, Retail Banking – 276-773-1107 – mcockerham@skylinenationalbank.com

Skyline National Bank

ALWAYS OUR BEST